                                                                   Exhibit 10.16

                 FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS
                               (AOR Trust 1997-1)

         THIS FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS executed on October 18, 2002 (this "Amendment") is by and among AOR synthetic REAL ESTATE, INC., a Delaware corporation (the "Lessee" or a "Tranche A Guarantor"); US ONCOLOGY, INC., a Delaware corporation, (the "Guarantor" or a "Tranche A Guarantor"); the various entities which are parties hereto from time to time as guarantors of the Tranche A Loans (subject to the definition of Tranche A Guarantors in Appendix A to the Participation Agreement (hereinafter defined), individually a "Tranche A Guarantor" and collectively, the "Tranche A Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the AOR Trust 1997-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION (as successor in interest to First Union National Bank), a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the AOR Trust 1997-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders").

                               W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to the Amended and Restated Participation Agreement dated as of February 1, 2002 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement");

         WHEREAS, the parties to this Amendment desire to provide the Lessee with an option (subject to the terms of this Amendment) to amend various provisions of the Operative Agreements on or prior to December 31, 2003 in order to, among other things, (a) allow the Lessee (i) to move certain items of personal property which comprise portions of the Properties to various locations which locations are either owned or leased by one or more Credit Parties, (ii) to make prepayments of Supplemental Rent, which prepayments shall be allocated pro rata among all Loans and Holder Advances of all Properties and (iii) to purchase one or more Properties at Termination Value to the extent no Default or Event of Default shall have occurred or be continuing at such time and (b) to change the percentage in the definition of "Maximum Residual Guarantee Amount" to one hundred percent (100%);

         WHEREAS, the parties to this Amendment are in agreement with the option in favor of the Lessee referenced in the preceding paragraph;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

                                   SECTION 1.
             DEFINITIONS; EFFECTIVE DATE; NO ADVERSE INTERPRETATION

         1.1 Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Participation Agreement. The rules of usage set forth in Appendix A to the Participation Agreement shall apply herein. In the case of any conflict between the provisions of this Amendment and the provisions of the Operative Agreements, the provisions of this Amendment shall control construction of the terms; provided, however, that all of the terms and provisions of this Amendment are in all respects subject to the provisions of
Section 12.16 of the Participation Agreement and the other usury savings provisions set forth in the Operative Agreements.

         1.2 The amendments to the Operative Agreements as set forth in Section 2 of this Amendment shall only be effective from and after the date that all conditions precedent set forth in Section 4 are satisfied or waived in writing by the Majority Secured Parties; provided, however, that the Majority Secured Parties shall not have the right or power to waive the condition precedent set forth in Section 4(c)(iv) of this Amendment; and further provided, however, to the extent all such conditions precedent are not so satisfied or waived on or prior to December 31, 2003, then this Amendment shall be null and void and of no further force or effect.

         1.3 The parties acknowledge and agree that the following amendments, modifications and changes with respect to certain terms of the Operative Agreements are implemented at the request of and as an accommodation to the Credit Parties. Except as expressly set forth herein, the use of such amendments, modifications and changes shall not be interpreted or construed in any manner that would adversely affect the rights or remedies or would result in any cost or expense to any party to any Operative Agreement other than a Credit Party, or that would limit the responsibility of the Credit Parties under the Operative Agreements, and the Credit Parties agree to indemnify and hold harmless each such party from any such adverse effect, cost or expense.

                                   SECTION 2.
                       AMENDMENTS TO OPERATIVE AGREEMENTS

         2.1 Amendments to Participation Agreement.

             (a) Section 8.3(j) of the Participation Agreement is hereby amended and restated to read as follows:

                 "(j)     [Reserved]."

             (b) Section 8.7(b)(ii)(C) of the Participation Agreement is hereby amended by adding after the words "pursuant to Section 20.3 of the Lease", the following:

             "or the Equipment Release Value in connection with the exercise of the Equipment purchase option under Section 20.4 of the Lease,"

             (c) A new Section 8.7(b)(iii)(A) is hereby added immediately after
         Section 8.7(b)(iii) of the Participation Agreement to read as follows:

                 "(iii) (A) If on any date the Agent or the Lessor shall receive any amount in respect of Section 21.1 of the Lease, then such amount shall be applied to prepay the principal balance of the Loans and the Holder Advances, on a pro rata basis."

             (d) The first sentence in Section 8.8 of the Participation Agreement is hereby amended and restated to read as follows:

                 "If the Lessee shall at any time purchase any Property or any item(s) of Equipment pursuant to the Lease, or if the Properties shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Owner Trustee of its obligation to prepay the Loans and Holder Advances and upon payment of all other amounts owing to the Financing Parties under the Operative Agreements, the Agent is hereby authorized and directed to release such Properties and Equipment from the Liens created by the Security Documents to the extent of its interest therein."

             (e) Section 12.2 of the Participation Agreement is hereby amended to change the address for the Agent as follows:

                 "If to the Agent, to it at the following address:

                        Wachovia Bank, National Association
                        c/o Wachovia Securities, Inc.
                        301 South College Street
                        16th Floor
                        Charlotte, North Carolina 28288-0174
                        Attention:     Gabrielle Braverman
                        Telephone:     (704) 383-1967
                        Telecopy:      (704) 383-8108
                 with a copy to:

                        Wachovia Bank, National Association
                        301 South College Street
                        5th Floor
                        Charlotte, North Carolina 28288-0760
                        Attention:     Joyce Barry
                        Telephone:     (704) 374-4151
                        Telecopy:      (704) 374-4793"

             (f) The definition of "Maximum Residual Guarantee Amount" in Appendix A to the Participation Agreement is hereby amended and restated to read as follows:

             " "Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property Cost for all Properties times one hundred percent (100%)."

             (g) The following definitions are added in appropriate alphabetical order in Appendix A to the Participation Agreement as follows:

             " "Equipment Release Date" shall have the meaning given to such term in Section 20.4 of the Lease."

             " "Equipment Release Option" shall have the meaning given to such term in Section 20.4 of the Lease."

             " "Equipment Release Value" shall have the meaning given to such term in Section 20.4 of the Lease."

             " "First Amendment Closing Date" shall mean the effective date of the First Amendment to Certain Operative Agreements pursuant to
             Section 4 thereof."

         2.2 Amendments to Lease.

             (a) The final sentence in Section 8.2(b) of the Lease is hereby amended and restated to read as follows:

                 "The Improvements respecting each particular Property shall be located only at the location identified in the applicable Lease Supplement. From time to time, Lessee shall have the right to move the Equipment to one or more other locations owned or leased by a Credit Party; provided, (i) at all times until the Financing Parties have been paid in full, Lessee shall cause each Lien in favor of the Agent pursuant to the Operative Agreements on each item of Equipment to be a perfected Lien of first priority under applicable law, subject only to Permitted Liens and Lessor Liens;
             (ii) on each June 30 and December 31 (or if either such day is not a Business Day, then on the next occurring Business Day) after the First Amendment

             Closing Date, Lessee shall certify (in form and substance reasonably satisfactory to Lessor) in writing to Lessor and the Agent (A) the location of each item of Equipment which has been moved to a location other than the location described in the Lease Supplement applicable to such item of Equipment and (B) that Lessee is in compliance with Section 8.2(b)(i); (iii) after the occurrence of any Event of Default, Lessee shall (if so requested in writing by Lessor) move, at Lessee's cost and expense, each item of Equipment to the Property at the location described in the Lease Supplement applicable to such item of Equipment; and (iv) Lessee shall not at any time locate, or permit to be located, any item of Equipment at any location which is, in whole or in part, leased to or occupied by any Person other than a Credit Party, except in connection with a lease or occupancy by any physician, physician practice group or healthcare entity with which any Credit Party is then transacting business in the ordinary course."

             (b) Section 10.1(b) of the Lease is hereby deleted.

             (c) The first sentence in Section 20.1 of the Lease is hereby amended and restated to read as follows:

             "Not less than one hundred eighty (180) days (or respecting the Purchase Option only, not less than sixty (60) days) and no more than two hundred forty (240) days prior to the Expiration Date or, respecting the Purchase Option and the Partial Purchase Option only, not less than thirty (30) days and no more than two hundred forty (240) days prior to any Payment Date (such Expiration Date or, respecting the Purchase Option and the Partial Purchase Option only, any such Payment Date being hereinafter referred to as the "Election Date"), Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either
             (a) with respect to an Election Notice given in connection with any Payment Date or with respect to the Partial Purchase Option only any other date acceptable to the Agent prior to the Expiration
             Date), the option to purchase all, but not less than all, the Properties or the option to purchase certain individual Properties listed in Schedule A attached hereto (the option to purchase, prior to the Expiration Date, Properties listed in Schedule A, the "Partial Purchase Option"); provided, Lessee may not make the election under this Section 20.1(a) unless no Default or Event of Default shall have occurred and be continuing, either at the date any such election is made or at the applicable Election Date or other purchase date acceptable to the Agent prior to the Expiration Date (other than those that will be cured by the payment of the Termination Value for all applicable Properties), (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to purchase all, but not less than all, the Properties on the Expiration Date (together with the option in subsection (a) to purchase all but not less than all of the Properties, each the "Purchase Option"), (c) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option") or (d) with respect to an Election Notice given in connection with the Expiration Date only, the option to renew the Term for all, but not less than all, the Properties for an additional period of one year pursuant to the terms of Section 2.2 (the "Extension Option")."

             (d) A new Section 20.4 is hereby added immediately after Section
         20.3 of the Lease to read as follows:

                 "20.4 Equipment Purchase Option.

                 From time to time during the Term, upon at least thirty (30)
             days and no more than two hundred forty (240) days prior written, irrevocable notice to Lessor, Lessee shall have the right (the "Equipment Release Option") to purchase any items(s) of Equipment titled to Lessor specified in Lessee's written notice to Lessor on any Business Day prior to the Expiration Date set forth in such notice (the "Equipment Release Date"), provided, Lessee may not make this election and may not purchase the applicable Equipment unless (a) no Default or Event of Default shall have occurred and be continuing, either on the date the notice is given or on the Equipment Release Date (other than those that will be cured by the payment of the Equipment Release Value for the applicable Equipment) and no Default or Event of Default relating to such Equipment and/or the purchase thereof shall exist immediately after such purchase, (b) on or prior to the date the notice is given (i) Lessee shall have provided to Lessor an invoice respecting the applicable Equipment (such invoice to be in form and substance reasonably satisfactory to Lessor) from the seller of such Equipment documenting the sales price thereof, delivery and installation charges therefor, tax amounts paid therefor and any and all other amounts (both hard costs and soft costs) paid to or for the benefit of such seller respecting such Equipment or (ii) Lessee shall have provided to Lessor other documentation supporting the subject Equipment Release Value (such documentation to be in form and substance reasonably satisfactory to Lessor) to the extent such an invoice as described in the above subsection (b)(i) is not available and (c) Lessee shall have provided to Lessor on or prior to the date the notice is given an officer's certificate from a Responsible Officer respecting the applicable Equipment (such officer's certificate to be in form and substance reasonably satisfactory to Lessor) specifying all amounts described in the preceding subsection (b) and all other amounts funded under the Operative Agreements by any of the Financing Parties respecting such Equipment. (Collectively, respecting the applicable Equipment, the amounts described in such officer's certificate (including without limitation the amounts described in the foregoing subsections (b) and (c)) shall be referred to as the "Equipment Release Value".)

                 With respect to an election by Lessee to exercise its Equipment
             Release Option, Lessee shall pay to Lessor on the Equipment Release Date the Equipment Release Value attributable to such Equipment. On the Equipment Release Date, Lessee shall also pay (but without duplication of such payment of Equipment Release Value) to Lessor and all other parties, as appropriate, the sum of all costs and expenses incurred by Lessor and/or the Agent (as the case may be) in connection with such purchase of Equipment, all Rent and all other amounts then due and payable under this Lease and/or any other Operative Agreements and solely with respect to the Equipment then being purchased, all Rent and all other amounts then accrued under this Lease and/or any other Operative Agreements (and upon payment thereof, such amounts shall be satisfied for purposes of all Operative Agreements).

                 Upon Lessee's payment to Lessor of the Equipment Release Value for the applicable Equipment and to the appropriate parties of the other amounts referenced in the prior paragraph, Lessor shall execute, acknowledge and deliver to Lessee, at Lessee's cost and expense each of the following: (a) a release of the applicable Equipment from the Lease and (b) a Bill of Sale conveying the Equipment to Lessee (or to any entity designated by Lessee) free and clear of the Lien of this Lease, the Lien of the Credit Documents, and any Lessor Liens and on an "AS IS, WHERE IS" basis in its then present physical condition."

             (e) Section 21.1 of the Lease is hereby amended and restated to read as follows:

                 "21.1 On each Payment Date, Lessee may elect to pay
             Supplemental Rent for the purpose of application of such payment to the then current Property Cost of each Property on a ratable basis in accordance with Section 8.7(b)(iii)(A) of the Participation Agreement. Prior to making any such payment, Lessee shall give Lessor no less than three (3) Business Days notice (such notice to be in form and substance reasonably satisfactory to Lessor) of such payment and the amount thereof. Each such payment shall reduce the Property Cost of each Property on a ratable basis based on a comparison of the then current individual Property Cost of each Property to the then current aggregate Property Cost of all Properties."

             (f) Section 25.2(b) of the Lease is hereby amended and restated to read as follows:

                 "(b) Without the prior written consent of the Agent, any
             Lender, any Holder or Lessor, but subject to the other provisions of this Section 25.2, Lessee may sublet any Property or portion thereof (i) to any Affiliate of any Credit Party and/or to any other physician, physician practice group or healthcare entity with which any Credit Party (A) is then transacting business in the ordinary course, (B) is then intending to transact business in the ordinary course and/or (C) previously transacted business in the ordinary course and (ii) to any physician, physician practice group or other healthcare entity transacting an oncology business in the ordinary course (which does not satisfy the criteria of the foregoing Section 25.2(b)(i)). Notwithstanding the foregoing, the aggregate Property Cost of Properties subject to subleasing as described in the foregoing Sections 25.2(b)(i)(C) and 25.2(b)(ii) shall not any time exceed fifty percent (50%) of the then current outstanding Property Cost; provided, however, no Equipment shall be permitted to be subleased unless such sublease is also with respect to the related real estate of the subject Property or portion thereof. Except as referenced in this subsection (b), no other subleases shall be permitted unless consented to in writing by Lessor. All subleasing shall be done on market terms and shall in no way diminish the fair market value or useful life of any applicable Property."

             (g) Schedule A of the Lease is hereby amended and restated to read as follows:

                                   "Schedule A
             Any and all Properties, whether individually or in groups"

         2.3 Amendments to Trust Agreement.

             (a) Section 3.4(b) of the Trust Agreement is hereby amended by adding after the words "pursuant to Section 20.3 of the Lease," the following:

             "or (iv) the exercise of the right of the Lessee to make one or more partial prepayments respecting the Properties pursuant to
             Section 21.1 of the Lease,"

             (b) Schedule I of the Trust Agreement is hereby amended to change the address for Wachovia Bank, National Association (as successor in interest to First Union National Bank) as follows:

                 "Wachovia Bank, National Association
                 c/o Wachovia Securities, Inc.
                 301 South College Street
                 16th Floor
                 Charlotte, North Carolina 28288-0174
                 Attention:     Gabrielle Braverman
                 Telephone:     (704) 383-1967
                 Telecopy:      (704) 383-8108

                 with a copy to:

                 Wachovia Bank, National Association
                 301 South College Street
                 5th Floor
                 Charlotte, North Carolina 28288-0760
                 Attention:     Joyce Barry
                 Telephone:     (704) 374-4151
                 Telecopy:      (704) 374-4793"

         2.4 Amendments to Credit Agreement.

             (a) Section 2.6(b) of the Credit Agreement is hereby amended by adding after the words "pursuant to Section 20.3 of the Lease," the following:

             "or (iv) the exercise of the right of the Lessee to make one or more partial prepayments respecting the Properties pursuant to
             Section 21.1 of the Lease,"

             (b) Schedule 1.1 of the Credit Agreement, which appears immediately after the signature pages for the Credit Agreement and immediately before Exhibit A-1, is hereby amended (i) to add "Schedule 1.1" to the top of such schedule and (ii) to change the address for Wachovia Bank, National Association (as successor in interest to First Union National
         Bank) as follows:

                 "Wachovia Bank, National Association
                 c/o Wachovia Securities, Inc.
                 301 South College Street
                 16th Floor
                 Charlotte, North Carolina 28288-0174
                 Attention:     Gabrielle Braverman
                 Telephone:     (704) 383-1967
                 Telecopy:      (704) 383-8108

                 with a copy to:

                 Wachovia Bank, National Association
                 301 South College Street
                 5th Floor
                 Charlotte, North Carolina 28288-0760
                 Attention:     Joyce Barry
                 Telephone:     (704) 374-4151
                 Telecopy:      (704) 374-4793"

                                   SECTION 3.
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the parties to this Amendment (other than the Credit Parties) to execute and deliver this Amendment, each Credit Party hereby represents and warrants to all other parties to this Amendment that, as of the date hereof, (a) the representations and warranties of such Credit Party set forth in Section 6.2 of the Participation Agreement are true and correct (except for any such representations and warranties which relate solely and expressly to an earlier time) and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or shall result from this Amendment.

                                   SECTION 4.
                              CONDITIONS PRECEDENT

         The amendments to the Operative Agreements set forth in Section 2 of this Amendment shall be effective from and after the date of satisfaction or waiver by the Majority Secured Parties of the following conditions precedent on or prior to, but not after, December 31, 2003; provided, however, that the Majority Secured Parties shall not have the right or power to waive the condition precedent set forth in Section 4(c)(iv) of this Amendment; and further provided, however, to the extent such conditions precedent have not been satisfied or waived as referenced in the preceding clause on or prior to, but not after, December 31, 2003, this Amendment shall be null and void and of no further force or effect:

             (a) Executed Counterparts. Receipt by the Agent of executed counterparts of this Amendment by the parties hereto and such other documents, agreements or instruments, other than legal opinions, deemed necessary or advisable by the Agent (each in form and substance reasonably satisfactory to the Agent).

             (b) Corporate Authorization. Receipt by the Agent of a certificate of the Secretary or an Assistant Secretary of each Credit Party (in substantially the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3, as applicable, attached hereto) certifying as to (i) attached copies of resolutions adopted by the Board of Directors (or comparable governing body or entity) of such Credit Party approving and authorizing the execution, delivery and performance of this Amendment and (ii) the incumbency of the officer or officers of such Credit Party executing this Amendment and the certificates, instruments and other documents related hereto.

             (c) Officer's Certificate. Receipt by the Agent of a certificate of a Responsible Officer of the Lessee (in substantially the form of Exhibit B attached hereto) certifying that (i) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall have resulted from the consummation of the transactions contemplated by this Amendment, (ii) all representations and warranties of each Credit Party set forth in any Operative Agreement are true and correct (except for any such representations and warranties which relate solely and expressly to an earlier time), (iii) each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it and (iv) the Lessee thereby requests that this Amendment be confirmed to be in full force and effect as of a date to be specified in such certificate, which in any event shall be no later than December 31, 2003.

             (d) Opinion of Counsel. Receipt by the Agent of one or more legal opinions of counsel to each Credit Party relating to this Amendment in form and substance reasonably satisfactory to the Agent.

             (e) Fees and Expenses. Receipt by (i) the Agent of an amendment fee equal to the product of (A) the sum of the Holder Commitments of the Holders approving this Amendment plus the Lender Commitments of the Lenders approving this Amendment, multiplied by (B) 12.5 basis points (0.125%) (such amendment fee to be distributed by the Agent to such approving Lenders and such approving Holders ratably based on their outstanding Loans and Holder Advances) and (ii) the Agent or the Agent's designee of the out-of-pocket expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein, including without limitation reasonable legal fees and expenses, such fees and expenses in the foregoing clauses (i) and (ii) being subject in all respects to the provisions of Section 12.16 of the Participation Agreement and the other usury savings provisions set forth in the Operative Agreements.

             (f) No Default or Event of Default. The Agent shall not have received any notice from any Credit Party or from any Financing Party that any Default or Event of Default shall have occurred and be continuing as of the date of satisfaction or waiver of the conditions precedent set forth in this Section 4.

             (g) Agent's Certificate. The Agent shall deliver a certificate to the Lessee, each Lender and each Holder in substantially the form of Exhibit C attached hereto to the extent, but only to the extent, that
         (i) one or more of the conditions precedent set forth in this Section 4 shall have been waived in writing by the Majority Secured Parties and the other such conditions precedent shall have been satisfied or (ii)
         (A) the Agent shall have received the documentation specified in Sections 4(a)-4(d), (B) the Agent or the Agent's designee shall have received the fees, expenses and other amounts specified in Section 4(e) and (C) the Agent shall not have received any notice specified in
         Section 4(f). The Agent shall have the obligation to deliver such certificate on a timely basis upon the satisfaction and/or waiver of the conditions set forth in Sections 4(a)-4(f) of this Amendment.

                                   SECTION 5.
                                  MISCELLANEOUS

         5.1 Each of the Lenders and Holders which are parties hereto hereby instructs the Agent and the Lessor to enter into this Amendment.

         5.2 Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect, and each Credit Party and Financing Party hereby ratifies and affirms the terms and conditions of the Operative Agreements as modified hereby.

         5.3 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         5.4 Without regard as to whether this Amendment is ever made effective or whether any of the conditions precedent set forth in Section 4 are satisfied or waived by the Majority Secured Parties, the Credit Parties shall cause (a) the fees described in Section 4(e)(i) to be paid concurrently with the execution and delivery of this Amendment by the Credit Parties and the Majority Secured Parties and (b) the fees and expenses described in Section 4(e)(ii) to be promptly paid (and in any event within thirty (30) days) after submission of an invoice or other written request for payment of the same.

         5.5 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED

AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA EXCEPT AS TO THE TRUST AGREEMENT WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

         5.6 THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              AOR SYNTHETIC REAL ESTATE, INC., as the Lessee and
                                      as a Tranche A Guarantor

                              AOR REAL ESTATE, INC., as a Tranche A Guarantor
                              US ONCOLOGY CORPORATE, INC., as a Tranche A
                                      Guarantor
                              RMCC CANCER CENTER, INC., as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF OREGON, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF INDIANA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF MISSOURI, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF ARIZONA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF SOUTH CAROLINA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF OKLAHOMA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF VIRGINIA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF NORTH CAROLINA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF NEW YORK, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF FLORIDA, INC.
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF NEVADA, INC.
                                      as a Tranche A Guarantor
                              AOR HOLDING COMPANY OF INDIANA, INC.,
                                      as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF TEXAS, INC.,
                                      as a Tranche A Guarantor
                              AORT HOLDING COMPANY, INC., as a Tranche A
                                      Guarantor
                              AORIP, INC., as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF ALABAMA, INC.,
                                      as a Tranche A Guarantor
                              PHYSICIAN RELIANCE NETWORK, INC., as a Tranche A
                                      Guarantor
                              US ONCOLOGY RESEARCH, INC., as a Tranche A
                                      Guarantor
                              ALABAMA PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor
                              CALIFORNIA PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor
                              MICHIGAN PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor
                              IOWA PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor
                              NEBRASKA PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor
                              ST. LOUIS PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor
                              NEW MEXICO PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor
                              WASHINGTON PHARMACEUTICAL SERVICES, LLC,
                                      as a Tranche A Guarantor

                           [Signature pages continued]

                              TOPS PHARMACY SERVICES, INC., as a Tranche A
                                      Guarantor
                              AOR MANAGEMENT COMPANY OF CENTRAL FLORIDA,
                                      INC., as a Tranche A Guarantor
                              AOR MANAGEMENT COMPANY OF OHIO, INC., as a
                                      Tranche A Guarantor
                              GREENVILLE RADIATION CARE, INC., as a Tranche A
                                      Guarantor
                              PHYSICIAN RELIANCE HOLDINGS, LLC, as a Tranche A
                                      Guarantor
                              PRN PHYSICIAN RELIANCE, LLC, as a Tranche A
                                      Guarantor

                              By: _______________________________________
                              Name:  Bruce D. Broussard
                              Title: Vice President of each of the foregoing
                                     Entities


                              AOR of Texas Management Limited Partnership, a Texas limited partnership, as a Tranche A Guarantor

                              By:     AOR Management Company of Texas, Inc.,
                                      a Delaware corporation, as general partner

                                      By: ________________________________
                                      Name:  Bruce D. Broussard
                                      Title: Vice President

                              AOR of Indiana Management Partnership,
                              an Indiana general partnership, as a Tranche A Guarantor

                              By: AOR Management Company of INDIANA, Inc., a Delaware corporation, as general partner

                                      By: _____________________________
                                      Name:  Bruce D. Broussard
                                      Title: Vice President


                              By: AOR HOLDING Company of INDIANA, Inc., a Delaware corporation, as general partner

                                      By: _________________________________
                                      Name:  Bruce D. Broussard
                                      Title: Vice President

                           [Signature pages continued]

                              PHYSICIAN RELIANCE, LP, a Texas limited
                              partnership, as a Tranche A Guarantor

                              By:     PRN PHYSICIAN RELIANCE, LLC, a Texas
                                      limited liability company, as general
                                      partner

                                      By: _________________________________
                                      Name:  Bruce D. Broussard
                                      Title: Vice President


                              US ONCOLOGY, INC., as the Guarantor and as a Tranche A Guarantor

                              By: ______________________________
                              Name:  Bruce D. Broussard
                              Title: Chief Financial Officer

                           [Signature pages continued]

                              WELLS FARGO BANK NORTHWEST, NATIONAL
                              ASSOCIATION, not individually, but solely as Owner Trustee under the AOR Trust 1997-1

                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________

                           [Signature pages continued]

                              WACHOVIA BANK, NATIONAL ASSOCIATION (as
                              successor in interest to First Union
                              National Bank), as Agent, as a Lender, and as a Holder


                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________

                           [Signature pages continued]

                              UBS AG, STAMFORD BRANCH, as a Lender and as a Holder


                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________


                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________

                           [Signature pages continued]

                              GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as a Holder


                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________

                           [Signature pages continued]

                              DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as a Lender and as a Holder


                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________

                           [Signature pages continued]

                              JPMORGAN CHASE BANK, as a Lender and as a Holder


                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________

                           [Signature pages continued]

                              CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                              By: ___________________________________
                              Name: _________________________________
                              Title: ________________________________


                              [Signature pages end]